AMENDMENT NO. 5 TO CREDIT AGREEMENT
AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment No. 5”), dated as of June 27, 2018, by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, the Lenders party hereto and GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of April 3, 2017, among the Borrower, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”) and Goldman Sachs Bank USA, as Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of September 18, 2017, that certain Amendment No. 2 to Credit Agreement, dated as of November 17, 2017, that certain Amendment No. 3 to Credit Agreement, dated as of December 8, 2017, and that certain Amendment No. 4 to Credit Agreement, dated as of April 11, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 5, the “Amended Credit Agreement”); and
WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 5 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 5:
“Administrative Agent” is defined in the preamble hereto.
“Amended Credit Agreement” is defined in the second recital hereto.
“Amendment No. 5” is defined in the preamble hereto.

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“Amendment No. 5 Effective Date” means the date on which the conditions set forth in Section 5 of this Amendment No. 5 are satisfied or waived.
“Borrower” is defined in the preamble hereto.
“Credit Agreement” is defined in the first recital hereto.
“Security Agreement Amendment No. 1” means that certain Amendment No. 1 to the Priority Lien Pledge and Security Agreement, between the Borrower, the subsidiaries of the Borrower party thereto and the Collateral Trustee, in the form of Exhibit A attached hereto or any such other form reasonably acceptable to the Administrative Agent and the Borrower.
“Lenders” is defined in the first recital hereto.
“Reaffirming Parties” is defined in the third recital hereto.
SECTION 2.    AMENDMENTS TO LOAN DOCUMENTS.

(a)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:
“Gibraltar Holdings” means Peabody Holdings (Gibraltar) Limited, or any successor entity (including via redomiciliation) that directly holds the Capital Stock of Peabody Investments (Gibraltar) Limited.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Collateral Trust Agreement, the CTA Amendment (as defined in the Fourth Amendment), each Note, the Issuer Documents, the Fee Letters, the Guaranty, each Security Document and any ABL Intercreditor Agreement.

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Guarantors” to read in its entirety as follows:
“For the avoidance of doubt and notwithstanding anything herein or in any other Loan Document to the contrary, (x) no Foreign Subsidiary now owned or hereafter formed or acquired shall be a Guarantor and (y) Gibraltar Holdings shall not be a Guarantor.”

(c)	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

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“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement, dated as of 27, 2018, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and the Administrative Agent.
“Fifth Amendment Effective Date” means 27, 2018.
“Permitted Australian Restructuring Transactions” means the restructuring of non-Loan Party Restricted Subsidiaries organized under the laws of Australia, the Netherlands or Gibraltar for tax and organizational efficiency purposes, including the mergers, dissolutions, distributions, contributions, restricted payments, dispositions, intercompany loans, investments, redomiciling and other transactions undertaken to effect such restructuring, in each case, by and among such non-Loan Party Restricted Subsidiaries.

(d)	Section 6.16(e) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

“Notwithstanding anything herein or in any other Security Document to the contrary, Administrative Agent is hereby authorized to deliver additional directions in writing to the Collateral Trustee from time to time (it being agreed that each such direction shall constitute an Act of Required Secured Parties under the Collateral Trust Agreement, and, by its execution hereof, Lenders constituting Required Lenders shall be deemed to have provided written consent to each such direction) authorizing and directing the Collateral Trustee to execute additional Security Documents and amendments thereto (in each case, covering additional or new property or assets, as determined in the Administrative Agent’s sole discretion).”

(e)	Section 7.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.13    Restrictions on Specified Subsidiaries. (a) With respect to each Specified Subsidiary, permit such Specified Subsidiary to, (i) retain any cash other than cash (A) necessary to continue to operate in the ordinary course and comply with any Requirement of Law, as reasonably determined by it or the Borrower, or (B) where such Specified Subsidiary has taken commercially reasonable efforts to execute and deliver a deposit account control agreement perfecting the Collateral Trustee’s Lien in such deposit account; (ii) consolidate with or merge with or into any Person; (iii) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (A) the Indebtedness and obligations under this Agreement and the other Loan Documents, (B) solely with respect

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to Gibraltar Holdings, intercompany Indebtedness permitted hereunder and (C) to the extent otherwise permitted hereunder, the Indebtedness and obligations under the Priority Lien Notes Documents and the ABL Credit Documents; (iv) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party and, to the extent otherwise permitted hereunder, the Priority Lien Notes Documents; (v) sell or otherwise dispose of any Equity Interests of Gibraltar Holdings or Peabody Investments (Gibraltar) Limited, as applicable; or (vi) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons; and (b) with respect to each Specified Subsidiary (other than Gibraltar Holdings), permit such Specified Subsidiary to, (i) engage in any business or activity or own any assets other than (A) holding 100% of the Equity Interests of Gibraltar Holdings, (B) performing its obligations and activities incidental thereto under the Loan Documents, the Priority Lien Notes Documents and the ABL Credit Documents; and (C) making Restricted Payments to a Guarantor or the Borrower; (ii) convey, transfer, lease or license any of its assets to, any Person; or (iii) create or acquire any Subsidiary or make or own any Investment in any Person (other than any intercompany Investments to a Guarantor or the Borrower), in each case, after the Closing Date; provided, that, notwithstanding the foregoing, Gibraltar Holdings can undertake any action necessary or desirable to consummate the Permitted Australian Restructuring Transactions.”

(f)	Article VII of the Credit Agreement is hereby amended by adding the following new Section 7.19 thereto:

“7.19    Permitted Australian Restructuring Transactions. Nothing in this Article VII shall prohibit the non-Loan Party Restricted Subsidiaries from consummating the Permitted Australian Restructuring Transactions and, for the avoidance of doubt, the restrictions in Section 7.08 hereof shall not apply with respect to the Permitted Australian Restructuring Transactions (including, for the avoidance of doubt, an opinion from an accounting, appraisal or investment banking firm of national standing shall not be required).”
SECTION 3.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 5 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

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SECTION 4.    REPRESENTATIONS & WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 5, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 5 Effective Date that each of the representations and warranties made by the Borrower contained in Article V of the Credit Agreement and by each Loan Party contained in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; provided further that all references in the representations set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.07 and 5.15 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 5 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 5.
SECTION 5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 5 shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 5 Effective Date”):

(a)
The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 5 from each Loan Party named on the signature pages hereto, the Administrative Agent and the Required Lenders.

(b)
The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature pages to Security Agreement Amendment No. 1 from the Loan Parties named on the signature pages thereto and the Priority Collateral Trustee.

(c)	No Default or Event of Default shall exist, or would result immediately, from the effectiveness of this Amendment No. 5.

(d)
The representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier

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date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof.

(e)
The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in clauses (c) and (d) of this Section 5 have been satisfied.

(f)
The Administrative Agent shall have received, on behalf of each Lender that shall have delivered an executed signature page to this Amendment No. 5, and released such signature page, on or prior to 12:00 p.m. (New York time) on June 27, 2018, payment of a non-refundable consent fee in an amount equal to .05% multiplied by the sum of such Lender’s Incremental Revolving Commitment and the unpaid principal balance of Term Loans held by such Lender, which consent fee shall be earned in full on the date hereof.

SECTION 6.    REAFFIRMATION.

(a)
To induce the Lenders and the Administrative Agent to enter into this Amendment No. 5, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Amendment No. 5) (collectively, the “Reaffirmed Documents”). The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 5.

(b)
In furtherance of the foregoing Section 6(a), each Loan Party, in its capacity as a Guarantor under the Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Secured Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Amendment No. 5, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 5 and the Amended

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Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that the Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 5, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Secured Obligations under each of the Loan Documents to which it is a party and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Trustee and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 6(a), Gibraltar Holdings and each of the Loan Parties that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 5 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Grantor is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral to which such Reaffirming Grantor granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Grantor is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its

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respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

(d)
Gibraltar Holdings and each Guarantor (other than the Borrower) acknowledges and agrees that (i) it is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 5 and (ii) nothing in the Credit Agreement, this Amendment No. 5 or any other Loan Document shall be deemed to require the consent of Gibraltar Holdings or such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

(e)
(i) Upon the earlier to occur of (x) 30 days after Gibraltar Holdings converting into a Domestic Subsidiary, and (y) Gibraltar Holdings retaining for a period of more than 10 days any material cash in excess of the amount of cash necessary to continue to operate in the ordinary course and to comply with any Requirement of Law, as reasonably determined by it or the Borrower, in each case, subject to extension by the Administrative Agent in its sole discretion, Gibraltar Holdings shall execute and deliver a security agreement granting the Collateral Trustee a first-priority Lien in all assets of Gibraltar Holdings (other than, for the avoidance of doubt, any voting Equity Interests of Peabody Investments (Gibraltar) Limited in excess of 65% thereof (and any proceeds therefrom) and other Excluded Assets owned by Gibraltar Holdings) to secure the Priority Lien Obligations (as defined in the Collateral Trust Agreement), in form and substance reasonably satisfactory to the Administrative Agent, and (ii) upon request of the Administrative Agent, at the expense of the Borrower, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem reasonably necessary or desirable in obtaining the full benefits of, or (as applicable) in creating, perfecting and preserving the Liens of, the foregoing documents, including the filing of financing statements reasonably necessary or advisable in the opinion of the Administrative Agent or the Collateral Trustee to perfect any security interests created under the foregoing documents.

SECTION 7.    MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 5 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 5 constitute an

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amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 10.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 5 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 5 by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 5. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment No. 5.

(e)	Third Party Beneficiary. The Collateral Trustee shall be an express third party beneficiary of this Amendment No. 5.

(f)	Amendment, Modification and Waiver. This Amendment No. 5 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(g)
Lender Consents. Each Lender party hereto (it being agreed that all of such Lenders constitute Required Lenders under the Credit Agreement) hereby (i) consents to the Administrative Agent delivering a direction in writing to the Collateral Trustee (it being agreed that such direction constitutes an Act of Required Secured Parties under the Collateral Trust Agreement) authorizing and directing the Collateral Trustee to execute Security Agreement Amendment No. 1 and (ii) approves the terms set forth herein and consents to the execution and delivery of Security Agreement Amendment No. 1.

[Remainder of page intentionally blank; signatures begin next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their respective authorized officers as of the date first above written.

PEABODY ENERGY CORPORATION, as Borrower

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 5 to Credit Agreement]

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PEABODY INTERNATIONAL HOLDINGS, LLC
By: Peabody Investments Corp., as its sole member

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

PEABODY IC FUNDING CORP.

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: President

BIG SKY COAL COMPANY

By: /s/ Bryce G. West
Name: Bryce G. West
Title: President

PEABODY SAGE CREEK MINING, LLC
SAGE CREEK HOLDINGS, LLC

By: /s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

PEABODY TWENTYMILE MINING, LLC

By: /s/ Patrick K. Sollars
Name: Patrick K. Sollars
Title: President

[Signature Page to Amendment No. 5 to Credit Agreement]

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AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
JAMES RIVER COAL TERMINAL, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 5 to Credit Agreement]

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PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY TERMINALS, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK LAND & RESERVES, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC NGS ACQUISITION CORP., LLC

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 5 to Credit Agreement]

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PEABODY WESTERN COAL COMPANY
SENECA PROPERTY, LLC
UNITED MINERALS COMPANY, LLC

By: /s/ Robert F. Bruer
Name: Robert F. Bruer
Title: Vice President

SENECA COAL COMPANY, LLC

By: /s/ Charles R. Otec
Name: Charles R. Otec
Title: President

[Signature Page to Amendment No. 5 to Credit Agreement]

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Executed as a Deed by
Peabody Holdings (Gibraltar) Limited
acting by:

By: /s/ Robert F. Bruer
…………………………………
Director

By: /s/ Scott Jarboe
…………………………………
Director/Secretary

[Signature Page to Amendment No. 5 to Credit Agreement]

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GOLDMAN SACHS BANK USA, as Administrative Agent

By: /s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

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________________________________________, as a Term Lender

By
    Name:
    Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

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GOLDMAN SACHS BANK USA as an Incremental Revolving Lender

By: /s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

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Exhibit A

[Security Agreement Amendment No. 1]

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AMENDMENT NO. 1 TO PRIORITY LIEN PLEDGE AND SECURITY AGREEMENT
AMENDMENT NO. 1 TO PRIORITY LIEN PLEDGE AND SECURITY AGREEMENT (this “Amendment No. 1”), dated as of June 27, 2018, by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Grantors party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Priority Collateral Trustee (in such capacity, including any permitted successor thereto, the “Priority Collateral Trustee”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Priority Lien Pledge and Security Agreement, dated as of April 3, 2017, among the Borrower, the other Grantors party thereto from time to time, and the Priority Collateral Trustee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Security Agreement”); and
WHEREAS, the Borrower has requested that the Security Agreement be amended as set forth herein (the Security Agreement, as amended by this Amendment No. 1, the “Amended Security Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 8.CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Security Agreement.
SECTION 9.AMENDMENTS.

(g)	Section 4.10 of the Security Agreement is hereby amended and restated to read in its entirety as follows:
“4.10    Deposit Accounts. Each Grantor shall deliver to the Priority Collateral Trustee (i) within 60 days of the Execution Date (or such longer period as may be agreed by the Priority Collateral Trustee acting at the direction of the Controlling Priority Lien Representative) an executed deposit account control agreement in form and substance reasonably satisfactory to the Controlling Priority Lien Representative, providing for springing cash dominion upon a Secured Debt Default, over all Deposit Accounts of the Grantors other than Excluded Accounts and (ii) within 45 days after the formation of any additional Deposit Account that is not an Excluded Account (or such longer period as may be agreed by the Priority Collateral Trustee acting at the direction of the Controlling Priority Lien Representative), exercise commercially reasonable efforts to cause such

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Deposit Account to be subject to an existing control agreement or another control agreement in form and substance reasonably satisfactory to the Controlling Priority Lien Representative (it being understood that any control agreement purporting to impose liabilities on the Priority Collateral Trustee in its individual capacity shall not be reasonably acceptable).”

(h)	Section 4.11 of the Security Agreement is hereby amended and restated to read in its entirety as follows:
“4.11    Securities Entitlements; Securities Accounts. Each Grantor shall exercise commercially reasonable efforts to maintain Securities Entitlements and Securities Accounts with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Priority Collateral Trustee without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Controlling Priority Lien Representative (it being understood that any control agreement purporting to impose liabilities on the Priority Collateral Trustee in its individual capacity shall not be reasonably acceptable).”

SECTION 10.REFERENCE TO AND EFFECT ON THE SECURITY AGREEMENT. On and after the Amendment No. 1 Effective Date, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Security Agreement shall mean and be a reference to the Amended Security Agreement.
SECTION 11.CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 1 shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 1 Effective Date”):

(h)
The Priority Collateral Trustee shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 1 from the Borrower, each other Grantor named on the signature pages hereto and the Priority Collateral Trustee.

(i)
The Priority Collateral Trustee shall have received an Officers' Certificate to the effect that this Amendment No. 1 will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement), and that this Amendment No. 1 was permitted under Section 7.1 of the Collateral Trust Agreement.

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(j)
The Priority Collateral Trustee shall have received a customary opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Grantors addressed to the Priority Collateral Trustee and dated the Amendment No. 1 Effective Date to the effect that the execution of this Amendment No. 1 is authorized or permitted by the Collateral Trust Agreement.

(k)
The Priority Collateral Trustee shall have received a direction from an Act of Required Secured Parties (as defined in the Collateral Trust Agreement) authorizing and directing the Priority Collateral Trustee to execute and deliver this Amendment No. 1.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 1 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Security Agreement.

(b)	Governing Law; Submission to Jurisdiction; Waivers. Sections 9.11 and 9.12 of the Security Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 9.8 of the Security Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 1 may be executed by one or more of the parties to this Amendment No. 1 on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment No. 1 by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The section headings used in this Amendment No. 1 are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(e)	Amendment, Modification and Waiver. This Amendment No. 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(f)
Concerning the Priority Collateral Trustee. Wilmington Trust, National Association is entering into this Amendment No. 1 solely in its capacity as Priority Collateral Trustee, upon the direction of an Act of Required Secured Parties and in reliance on documents delivered to it pursuant to Section 4 hereof. In acting hereunder, the Priority Collateral

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Trustee shall have all of the rights, privileges and immunities of the Priority Collateral Trustee set forth in the Security Agreement, the Collateral Trust Agreement and the other Priority Lien Documents (as defined in the Collateral Trust Agreement), as though fully set forth herein.
[Remainder of page intentionally blank; signatures begin next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

PEABODY ENERGY CORPORATION, as Borrower

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]

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AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
JAMES RIVER COAL TERMINAL, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC

By:
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]
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PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY TERMINALS, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK LAND & RESERVES, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC NGS ACQUISITION CORP., LLC
By:
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]

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PEABODY INTERNATIONAL HOLDINGS, LLC

By: Peabody Investments Corp., as its sole member

By:
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

PEABODY IC FUNDING CORP.

By:
Name: Walter L. Hawkins, Jr.
Title: President

BIG SKY COAL COMPANY

By:
Name: Bryce G. West
Title: President

PEABODY SAGE CREEK MINING, LLC SAGE CREEK HOLDINGS, LLC

By:
Name: Mark A. Scimio
Title: President

PEABODY TWENTYMILE MINING, LLC

By:
Name: Patrick K. Sollars
Title: President

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]
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PEABODY WESTERN COAL COMPANY
SENECA PROPERTY, LLC
UNITED MINERALS COMPANY, LLC

By:
Name: Robert F. Bruer
Title: Vice President

SENECA COAL COMPANY, LLC

By:
Name: Charles R. Otec
Title: President

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]
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Executed as a Deed by
Peabody Holdings (Gibraltar) Limited
acting by:

…………………………………
Director

…………………………………
Director/Secretary

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]
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WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Priority Collateral Trustee

By
    Name:
    Title:

[Signature Page to Amendment No. 1 to Priority Lien Pledge and Security Agreement]
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